UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)      (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  - Corporate Governance and Management

Item 5.02                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 21, 2005, Laureate Education, Inc. (the “Company”) announced the resignation of Mr. Sean R. Creamer, Senior Vice President and Chief Financial Officer.  Mr. Creamer has been with the Company for over nine years, most recently as the Company’s Senior Vice President and Chief Financial Officer since 2001.  The Company has initiated a search for a new Chief Financial Officer and has retained an executive search firm to assist in the process.

Mr. Creamer will remain with Laureate in his current capacity during a transition period to assist in the recruitment, selection and integration of his successor.

A copy of the press release issued by the Company on July 21, 2005 announcing Mr. Creamer’s resignation is attached as Exhibit 99.01 to the Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits

(c) Exhibits

99.01  Press Release issued July 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Senior Vice President and
General Counsel

Date: July 22, 2005

Exhibit Index

Exhibit	Description

99.01	Press Release issued July 21, 2005